E

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

OSIRIS THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545-1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 12, 2019, Osiris Therapeutics, Inc., a Maryland corporation (the “Company” or “Osiris”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Smith & Nephew plc, an English public limited liability company (“Parent Holdco”), Smith & Nephew Consolidated, Inc., a Delaware corporation (“Parent”), and Papyrus Acquisition Corp., a Maryland corporation and a direct subsidiary of Parent (“Sub”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Parent will cause Sub to commence a cash tender offer (the “Offer”) no earlier than five (5) and no later than fifteen (15) business days following the date of the Merger Agreement, for all of the Company’s outstanding shares of common stock, par value $0.001 per share (the “Shares”), at a purchase price of $19.00 per Share (the “Offer Price”), in cash, without interest, subject to any required withholding of taxes.   The Offer will remain open for a minimum of 20 business days from the date of commencement.

The obligation of Sub to purchase Shares tendered in the Offer is subject to customary closing conditions, including (i) Shares having been validly tendered and not validly withdrawn that represent at least a majority of the total number of Shares then-outstanding on a fully diluted basis, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of injunctions or other legal restraints preventing the consummation of the Offer or the Merger, as defined below, and (iv) certain other conditions set forth in the Merger Agreement.   The consummation of the Offer is not subject to any financing condition, and Parent Holdco has guaranteed the performance of the obligations of Parent and Sub under the Merger Agreement.

Following the completion of the Offer, subject to the satisfaction or waiver of certain customary conditions set forth in the Merger Agreement, Sub will merge with and into the Company, with the Company surviving as an indirect subsidiary of Parent (the “Merger”), pursuant to the procedure provided for under Section 3-106.1 of the Maryland General Corporation Law (the “MGCL”), without any stockholder approvals.  The Merger will be effected as promptly as possible following the initial acceptance for payment by Sub of Shares validly tendered and not validly withdrawn in the Offer (the “Acceptance Time”).

At the effective time of the Merger (the “Effective Time”), each issued and outstanding Share (other than Shares directly owned by Sub or by any subsidiary of the Company) will be converted into the right to receive the Offer Price, in cash, without interest, subject to any required withholding of taxes.

Each unexercised stock option outstanding immediately prior to the Effective Time, whether or not vested, will be canceled at the Effective Time and the holder of each stock option of the Company will be entitled to receive (i) the excess, if any, of the Offer Price over the exercise price per Share of the stock option, multiplied by (ii) the number of Shares subject to the stock option immediately prior to the Effective Time.

The Merger Agreement includes representations and warranties and covenants of the parties customary for a transaction of this nature.  Until the earlier of the termination of the Merger Agreement and the Effective Time, the Company has agreed to operate its business in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement.

The Merger Agreement also contains a “no shop” provision that, in general, restricts the Company’s ability to solicit third-party acquisition proposals or provide any non-public information to, or engage in discussions or negotiations with, or recommend or otherwise cooperate with respect to proposals from, third parties that have made or that would reasonably be expected to make an acquisition proposal. The no shop provision is subject to a “fiduciary out” provision that allows the Company, under certain circumstances and in compliance with certain obligations, to provide information and participate in discussions and negotiations with respect to any unsolicited third-party acquisition proposal that is reasonably likely to result in a Superior Proposal (as defined in the Merger Agreement) and, subject to compliance with certain obligations, to terminate the Merger Agreement and accept a Superior Proposal upon payment to Parent of the Termination Amount discussed below.

The Merger Agreement includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by the Company to accept a Superior Proposal, the Company will be required to pay a fee equal to $18,682,450 (the “Termination Fee”).

The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide stockholders with information regarding its terms and is not intended to provide any factual information about the parties thereto. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were solely for the benefit of parties to the Merger Agreement; and are not intended as statements of fact to be relied upon by the Company’s stockholders, but rather as a way of allocating the risk between the parties to the Merger Agreement in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement attached hereto; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders. Accordingly, stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Item 8.01.  Other Events.

Concurrently with the execution and delivery of the Merger Agreement, Peter Friedli, Chairman of the Board of Directors of the Company and co-founder of the Company, entered into a tender and support agreement with Parent and Sub (the “Tender and Support Agreement”) with respect to all Shares beneficially owned by him and any additional Shares which he acquires beneficial ownership of after the date of the Tender and Support Agreement.  Pursuant to the terms of the Tender and Support Agreement, Mr. Friedli has irrevocably and unconditionally agreed to tender his Shares in the Offer and to vote his shares in accordance with requirements set forth in the Tender and Support Agreement, subject to the terms and conditions contained therein.  As of the date of the Tender and Support Agreement, Mr. Friedli beneficially owned 10,204,404 Shares (approximately 30% of the Company’s total issued and outstanding Shares).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of March 12, 2019, by and among Smith & Nephew plc, Smith & Nephew Consolidated, Inc., Papyrus Acquisition Corp. and Osiris Therapeutics, Inc.*

* Exhibits have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Osiris agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon its request; provided, however, that Osiris may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

IMPORTANT INFORMATION

The tender offer for the shares of outstanding common stock of Osiris has not yet commenced. This communication is for informational purposes only and does not constitute an offer to buy or a solicitation of an offer to sell any securities of Osiris. The solicitation and offer to buy common stock of Osiris will only be made pursuant to an Offer to Purchase and related materials. At the time the tender offer is commenced, Smith & Nephew Consolidated, Inc. and Papyrus Acquisition Corp. will file a tender offer statement on Schedule TO with the United States Securities and Exchange Commission (the “SEC”) and thereafter Osiris will file a Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO THE TENDER OFFER OR WHETHER TO TENDER THEIR SHARES PURSUANT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION (INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER) AND THE PARTIES THERETO. Investors may obtain a free copy of the Solicitation/Recommendation Statement and other documents (when available) that Osiris files with the SEC at the SEC’s website at www.sec.gov, or free of charge from Osiris at www.osiris.com or by directing a request to Osiris at OsirisPR@Osiris.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve substantial risks and uncertainties, including statements regarding the completion of the transaction with Smith & Nephew plc. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions intended to identify statements about the future. These statements speak only as of the date of this communication and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Meaningful factors which could cause actual results to differ from these forward-looking statements include, without limitation: (i) uncertainties as to the timing of the tender offer and the subsequent merger; (ii) the risk that the tender offer or the subsequent merger may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of Osiris’ stockholders tendering their shares in the tender offer; (iv) the possibility that competing offers or acquisition proposals for Osiris will be made; (v) the possibility that any or all of the various conditions to the consummation of the tender offer or the subsequent merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement dated March 12, 2019 (the “Merger Agreement”), among Smith & Nephew plc, Smith & Nephew Consolidated, Inc., Papyrus Acquisition Corp. and Osiris Therapeutics, Inc., including in circumstances which would require Osiris to pay a termination fee; (vii) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on Osiris’ ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (viii) risks related to diverting management’s attention from Osiris’ ongoing business operations; (ix) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability; and (x) other factors discussed in the “Risk Factors” and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Osiris’ Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 28, 2018, and risks that may be described in Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings by Osiris with the SEC. In addition to the risks described above, other unknown or unpredictable factors also could affect Osiris’ results. As a result of these factors, we cannot assure you that the forward-looking statements in this communication will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication. You should read this communication and the documents that we reference in this communication completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Date: March 12, 2019	By:	/s/ Samson Tom
		Name:	Samson Tom
		Title:	President and Chief Executive Officer